Exhibit 10.8

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 23, 2016 and effective as of September 1, 2016 (the “Effective Date”), by and among Clearwater Analytics, LLC (the “Borrower”), Carbon Analytics Acquisition LLC (“Holdings”), Ares Capital Corporation, as Administrative Agent, Lender and Issuing Lender and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Administrative Agent and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of September 1, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Credit Parties have requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.     Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the definition of “Excluded Claim Payment” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated, as of the Effective Date, in its entirety as follows:

“ ‘Excluded Claim Payment’: shall mean settlement or judgment payments, including legal fees and expenses, with respect to the Specified Litigation Liabilities that are (i) funded with the net cash proceeds of equity investments in Holdings, the cash proceeds of which are contributed to Borrower and that consist of common equity or other Qualified Equity Interests (and that does not include Cure Amounts), (ii) covered by insurance proceeds as to which the relevant insurance company has not disputed coverage, (iii) third party indemnification as to which the relevant third party has not disputed coverage or (iv) funded with cash of Borrower and its Restricted Subsidiaries so long as such payments pursuant to this clause (iv) do not exceed $2,000,000 in the aggregate over the life of the Agreement.”

2.     Conditions. This Amendment shall become effective when executed and delivered by Borrower, Holdings and the Required Lenders.

3.     No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. Except as amended or consented to hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. This Amendment shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

4.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a signed counterpart by facsimile or Adobe “pdf” file shall be effective as delivery of a manually executed counterpart.

5.     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.     Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.     Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

CLEARWATER ANALYTICS, LLC, as Borrower

By:	/s/ Douglas K. Bates
Name:	Douglas K. Bates
Title:	CFO

CARBON ANALYTICS ACQUISITION LLC, as Holdings

By:	/s/ Douglas K. Bates
Name:	Douglas K. Bates
Title:	CFO

[Signature Page to First Amendment to Credit Agreement]

ARES CAPITAL CORPORATION, as Administrative Agent, Lender and Issuing Lender

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

AO MIDDLE MARKET CREDIT L.P., as a Lender

By: its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

By:
Name:
Title:

AC AMERICAN FIXED INCOME IV, L.P., as a Lender

By: Ares Capital Management LLC, as manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

GOLUB CAPITAL LLC, as Joint Lead Arranger, Joint Bookrunner and Syndication Agent

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL FINANCE FUNDING LLC By: GC Advisors, LLC, its Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to First Amendment]

GC FINANCE OPERATIONS LLC By: GC Advisors, LLC, its Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL BDC FUNDING LLC By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL BDC HOLDINGS LLC By: GC Advisors LLC, its Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to First Amendment]

GCIC FUNDING LLC
By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Managing Director

[Signature Page to First Amendment]

GCIC HOLDINGS LLC
By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL INVESTMENT CORPORATION CLO 2016(M) LLC
By: GC Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PEARLS DIRECT LENDING PROGRAM, L.P.
By: GC Advisors LLC, its Manager, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PARTNERS CLO 18(M), LTD.
By: GC Advisors LLC, as agent as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PARTNERS CLO 25(M), LTD.
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PARTNERS CLO 28(M), LTD.
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PARTNERS CLO 30(M), LTD.
By: GC Advisors LLC, its agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PARTNERS CLO 33(M), LTD.
By: GC Advisors LLC, its agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GOLUB CAPITAL PARTNERS CLO 32(M), LTD.
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GCPF LOAN FUNDING A, LTD.
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GCP FINANCE 3 LTD
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GCP FINANCE 6 LTD
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]

GCFP SUBSIDIARY 1 LTD
By: GC Advisors LLC, as agent, as a Lender

By:	/s/ Robert G. Tuchscherer
	Name:	Robert G. Tuchscherer
	Title:	Managing Director

[Signature Page to First Amendment]